INVENTORIES	12 Months Ended
Dec. 31, 2010
Inventory Disclosure [Abstract]
Inventory Disclosure [Text Block]
INVENTORIES
The following table provides a breakdown of inventories:

Inventories at December 31 In millions	2010	2009
Finished goods	$4,289	$3,887
Work in process	1,498	1,593
Raw materials	644	671
Supplies	656	696
Total inventories	$7,087	$6,847

The reserves reducing inventories from a FIFO basis to a LIFO basis amounted to $1,003 million at December 31, 2010 and $818 million at December 31, 2009. Inventories valued on a LIFO basis, principally hydrocarbon and U.S. chemicals and plastics product inventories, represented 29 percent of the total inventories at December 31, 2010 and December 31, 2009.

A reduction of certain inventories resulted in the liquidation of some of the Company’s LIFO inventory layers, increasing pretax income $159 million in 2010 and $84 million in 2009 and decreasing pretax income $45 million in 2008.